CONTRACT NO: SE/TAT/7M/0601

Exhibit 10.5

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************ CONTRACT NO: SE/TAT/7M/0601 ***********

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CONTRACT FOR THE SALE OF EUCALYPTUS SAPLING (SPECIE: E.UROPHYLLA X E.GRANDIS – SERIAL NO. TAT-01) AND MICRO ECOSYSTEM ENERGY FERTILIZER

This Contract made and entered into this 6th day of June 2007

BETWEEN

SEBUKU NUSANTARA INDONESIA PERKASA, a company incorporated in Indonesia, having its address at Anggrek Complex, Tower 5, 27 /F6, Suit 27-D, Jalan Let Jen S Parman, KAV 21, Slipi – Jakarta 11470, Indonesia (hereinafter the “Buyer”).

AND

TIAN AGRO-TECHNOLOGY LTD, a company incorporated in the British Virgin Islands having its corresponding address at 7 Temasek Boulevard #04-02 Suntec Tower One, Singapore 038987 (hereinafter the “Seller”).

WHEREAS:-

1)

Buyer and Seller has on September 1, 2006 entered into a Technology Transfer Agreement; and

2)

Buyer agrees to buy and Seller agrees to sell the specie of eucalyptus sapling and Micro Ecosystem Energy fertilizer in accordance to clause 2.4 of the said Technology Transfer Agreement.

NOW THIS CONTRACT AGREED as follows:-

ARTICLE 1 – MATERIAL

1.

Deliverables hereunder shall be eucalyptus sapling (specie: E.urophylla X E.grandis – serial number TAT-01) and Micro Ecosystem Energy Fertilizer (Basic and Mixed) for the said eucalyptus sapling.

CONTRACT NO: SE/TAT/7M/0601

ARTICLE 2 – QUANTITY

2.

Total contract quantity of said eucalyptus sapling, basic and mix fertilizer  are as follows:

ITEM	QUANTITY

Eucalyptus Sapling	6,000,000
Basic Fertilizer	3,000 tons
Mixed Fertilizer	14,600 tons

ARTICLE 3 – PRICE

3.1

Unit price per sapling is US$0.10.

3.2

Unit price for Basic Fertilizer is US$0.10 every 0.5 kilogram per tree.

3.3

Unit price for Mixed Fertilizer is US$0.20 every 0.5 kilogram per tree:

ARTICLE 4 – TAX AND DUTIES

4.

All taxes, duties, levies, dues, etc., of the sapling, basic and mixed fertilizer, if any, are to be for Buyer’s account.

ARTICLE 5 – APPLICABLE LAW

5.

This Contract shall be governed by and construed in accordance with the laws of Macau and each of the parties hereby submits to the jurisdiction of the court of Macau.

ARTICLE 6 - CONFIDENTIALITY

6.

This Contract is confidential and shall not be disclosed by either party to any third party unless with the prior written consent of the other party. Also both parties agree not to circumvent each other with their respective suppliers, sellers or buyers or their agents, representative(s) for a period of minimum of twenty (24) months after the expiry or completion of the contract whichever is the latter.

ARTICLE 7 - ENTIRE AGREEMENT

7.

This Contract contains the entire agreement between Seller and Buyer in relation to the sell and buy of eucalyptus sapling, basic and mixed fertilizer and supersedes all prior negotiation, understandings and agreements whether written or oral in relation to the agreement.

CONTRACT NO: SE/TAT/7M/0601

IN WITNESS WHEREOF, the Parties hereto have caused this Contract to be duly executed as of the day and year first above written.

BUYER

Signed for and on behalf of

SEBUKU NUSANTARA INDONESIA PERKASA

/s/ Teo Cheng Kwee

Name:

Teo Cheng Kwee

Title:

Director

Date:

6th day of June 2007

SELLER

Signed for and on behalf

TIAN AGRO-TECHNOLOGY LTD

/s/ Dr. He Tian

Name:  Dr. He Tian

Title:

Director

Date:

6th day of June 2007